GOLDMAN SACHS TRUST

Goldman Sachs Select Satellite Funds

Class A Shares, Class C Shares, Institutional Shares and Class IR Shares of the

Goldman Sachs International Real Estate Securities Fund (the “Fund”)

Supplement dated June 20, 2011 to the
Prospectus dated April 29, 2011 (the “Prospectus”)

Effective as of the start of business on July 1, 2011, Goldman Sachs Asset Management (the “Investment Adviser”) has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 1.02% as an annual percentage rate of the average daily net assets of the Fund.

Accordingly, effective July 1, 2011, the following replaces in its entirety the table and its accompanying footnotes in the “Goldman Sachs International Real Estate Securities Fund—Summary—Fees and Expenses of the Fund” section of the Prospectus:

	Class A		Class C		Institutional		Class IR
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%		No	ne	No	ne	No	ne
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	No	ne	1.0%		No	ne	No	ne

	Class A		Class C		Institutional		Class IR
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.05%		1.05%		1.05%		1.05%
Distribution and Service (12b-1) Fees	0.25%		1.00%		No	ne	No	ne
Other Expenses	0.32%		0.32%		0.17%		0.32%

Total Annual Fund Operating Expenses	1.62%		2.37%		1.22%		1.37%
Fee Waiver and Expense Limitation[2]	(0.10)%		(0.10)%		(0.10)%		(0.10)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	1.52%		2.27%		1.12%		1.27%

[1]	A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[2]	The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an effective net management rate of 1.02% of the Fund’s average daily net assets (effective July 1, 2011), and (ii) reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.064% of the Fund’s average daily net assets. These arrangements will remain in effect through at least April 29, 2012, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

Additionally, effective July 1, 2011, the following replaces, with respect to International Real Estate Securities, the information in the management fee table in the “Service Providers—Management Fees and Other Expenses” section of the Prospectus.

Actual Rate
for the Fiscal
	Management Fee	Average Daily	Year Ended
Fund	Annual Rate	Net Assets	December 31, 2010
International Real Estate Securities	1.05%	First $2 Billion	1	.03%**
	0.95%	Next $3 Billion
	0.90%	Next $3 Billion
	0.88%	Over $8 Billion

**	Effective July 1, 2011, the Investment Advisor has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 1.02% as an annual percentage rate of the Fund’s average daily net assets. This arrangement will remain in effect through at least April 29, 2012, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The management fee waiver may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

This Supplement should be retained with the Prospectus for future reference.

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